Exhibit 99.3

                              Derma Sciences, Inc.
              Unaudited Pro Forma Consolidated Financial Statements
                              Basis of Presentation



         The Pro Forma Consolidated Balance Sheet as of September 30, 2003, the Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2003 and the Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 are based on the historical financial statements of Derma Sciences, Inc. (Derma) and Kimberly-Clark Corporation's Wound Care Product Line (WCPL). The acquisition of the WCPL has been accounted for using the purchase method of accounting. The Pro Forma Consolidated Balance Sheet as of September 30, 2003 was prepared assuming the WCPL acquisition was completed on September 30, 2003. The Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2003 has been prepared assuming acquisition of the WCPL was completed on January 1, 2003. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 has been prepared assuming that the WCPL acquisition was completed on January 1, 2002.

         The unaudited pro forma financial statement information is presented for informational purposes only. The Pro Forma Consolidated Balance Sheet and Statements of Operations do not purport to represent what Derma's actual financial position or results of operations would have been had the acquisition of the WCPL occurred as of such dates or to project Derma's financial position or results of operations for any period or date, nor does it give effect to any matters other than those described in the notes thereto. In addition, the allocation of the purchase price to the assets and liabilities of the WCPL is preliminary and the final allocation may differ from the amounts reflected herein. The Pro Forma Consolidated Balance Sheet and Pro Forma Statements of Operations should be read in conjunction with Derma's historical financial statements contained in its Form 10-KSB for the year ended December 31, 2002 and the historical financial statements of the WCPL contained herein.


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



DERMA SCIENCES, INC.

Pro Forma Consolidated Balance Sheet (Unaudited)
September 30, 2003
-------------------------------------------------------------------------------------------------------------------------
                                                                        Kimberly-Clark
ASSETS                                                    Derma           Wound Care      Pro Forma        Consolidated
                                                         Sciences        Product Line    Adjustments        Pro Forma
-------------------------------------------------------------------------------------------------------------------------

Current Assets
  Cash and cash equivalents                              $ 1,114,880    $      -       $  (434,000) (1)   $    680,880
  Accounts receivable, net                                 2,184,374           -             -               2,184,374
  Inventories, net                                         3,769,448           -             -               3,769,448
  Prepaid expenses and other current assets                  337,162           -             -                 337,162
-------------------------------------------------------------------------------------------------------------------------
Total current assets                                       7,405,864           -          (434,000)          6,971,864
Property and equipment, net                                1,099,201      1,460,000        140,000 (1)       2,699,201
Goodwill, net                                              1,110,967           -             -               1,110,967
Patents and trademarks, net                                  127,784           -             -                 127,784
Other assets, net                                            186,574           -           400,000 (1)         586,574
-------------------------------------------------------------------------------------------------------------------------
Total Assets                                             $ 9,930,390    $ 1,460,000    $   106,000        $ 11,496,390
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------------------------
Current Liabilities
  Line of credit                                         $ 1,162,136           -       $     -            $  1,162,136
  Current maturities of long-term debt                       172,635           -         1,566,000 (1)       1,738,635
  Accounts payable                                         1,133,080           -             -               1,133,080
  Accrued expenses and other current liabilities             266,758           -             -                 266,758
-------------------------------------------------------------------------------------------------------------------------
Total current liabilities                                  2,734,609           -         1,566,000           4,300,609
-------------------------------------------------------------------------------------------------------------------------
  Long-term debt                                            858,582            -             -                 858,582
-------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                          3,593,191           -         1,566,000           5,159,191
-------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity
Common stock, $.01 par value, 30,000,000 shares
   authorized; issued and outstanding: 7,462,695              74,627           -             -                  74,627
Convertible preferred stock, $.01 par value; 11,750,000
   shares authorized; issued and outstanding: 2,284,574       22,846           -             -                  22,846
Kimberly-Clark product line share capital                    -                 -             -                   -
Additional paid-in capital                                16,691,598           -             -              16,691,598
Accumulated other comprehensive income                       224,006           -             -                 224,006
Accumulated deficit                                      (10,675,878)          -             -             (10,675,878)
-------------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                 6,337,199           -             -               6,337,199
-------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity               $ 9,930,390           -             -            $ 11,496,390
-------------------------------------------------------------------------------------------------------------------------


See accompanying notes.


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

DERMA SCIENCES, INC.

Pro Forma Consolidated Statement of Operations (Unaudited)
Nine Months Ended September 30, 2003
-----------------------------------------------------------------------------------------------------------------------
                                                                        Kimberly-Clark
                                                             Derma        Wound Care      Pro Forma      Consolidated
                                                            Sciences     Product Line    Adjustments      Pro Forma
-----------------------------------------------------------------------------------------------------------------------

Net sales                                                $ 13,065,047    $ 1,583,000          -           $ 14,648,047

Cost of sales                                               8,451,050      2,485,000     $  45,000 (2)      10,981,050
-----------------------------------------------------------------------------------------------------------------------
Gross Profit                                                4,613,997       (902,000)      (45,000)          3,666,997
-----------------------------------------------------------------------------------------------------------------------
Operating expenses                                          4,470,354           -           15,000 (2)       4,485,354
Interest expense, net                                         215,236           -             -                215,236
Other (income) expense, net                                   (65,293)          -             -                (65,293)
-----------------------------------------------------------------------------------------------------------------------
Total Expenses                                              4,620,297           -           15,000           4,635,297
-----------------------------------------------------------------------------------------------------------------------
Loss before provision for income taxes                         (6,300)      (902,000)      (60,000)           (968,300)
Provision for income taxes                                       -              -             -                   -
-----------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                        $     (6,300)    $ (902,000)    $ (60,000)       $   (968,300)
-----------------------------------------------------------------------------------------------------------------------
Loss per common share - basic                            $      (0.00)                                          $(0.17)
-----------------------------------------------------------------------------------------------------------------------
Loss per common share - diluted                          $      (0.00)                                          $(0.17)
-----------------------------------------------------------------------------------------------------------------------
Shares used in computing loss per
   common share - basic                                     5,656,822                                        5,656,822
-----------------------------------------------------------------------------------------------------------------------
Shares used in computing loss per
   common share - diluted                                   5,656,822                                        5,656,822
-----------------------------------------------------------------------------------------------------------------------


See accompanying notes.


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

DERMA SCIENCES, INC.

Pro Forma Consolidated Statement of Operations (Unaudited)
Year Ended December 31, 2002
-----------------------------------------------------------------------------------------------------------------------
                                                                       Kimberly-Clark
                                                             Derma       Wound Care       Pro Forma        Consolidated
                                                            Sciences    Product Line     Adjustments        Pro Forma
-----------------------------------------------------------------------------------------------------------------------

Net sales                                                $ 11,749,472    $ 3,099,000          -           $ 14,848,472

Cost of sales                                               6,489,270      3,472,000     $  60,000 (2)      10,021,270
-----------------------------------------------------------------------------------------------------------------------
Gross Profit                                                5,260,202       (373,000)      (60,000)          4,827,202
-----------------------------------------------------------------------------------------------------------------------
Operating expenses                                          4,891,019           -           20,000 (2)       4,911,019
Interest expense                                              239,079           -             -                239,079
Other (income) expense, net                                    68,736           -             -                 68,736
-----------------------------------------------------------------------------------------------------------------------
Total Expenses                                              5,198,834           -           20,000           5,218,834
-----------------------------------------------------------------------------------------------------------------------
Income (loss) before provision for income taxes                61,368       (373,000)      (80,000)           (391,632)
Provision for income taxes                                       -             -              -                  -
-----------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                        $     61,368    $  (373,000)    $ (80,000)       $   (391,632)
-----------------------------------------------------------------------------------------------------------------------
Income (loss) per common share - basic                   $       0.02                                           $(0.10)
-----------------------------------------------------------------------------------------------------------------------
Income (loss) per common share - diluted                 $       0.01                                           $(0.10)
-----------------------------------------------------------------------------------------------------------------------
Shares used in computing income (loss) per
   common share - basic                                     3,740,307                                        3,740,307
-----------------------------------------------------------------------------------------------------------------------
Shares used in computing income (loss) per
   common share - diluted                                   6,886,113                                        3,740,307
-----------------------------------------------------------------------------------------------------------------------


See accompanying notes.

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


DERMA SCIENCES, INC.

Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements
--------------------------------------------------------------------------------

1. Preliminary Allocation of Purchase Price

     On January 9, 2004, the Registrant purchased certain wound care assets theretofore utilized by Kimberly Clark Corporation for total consideration of approximately $2,000,000. This consideration consisted of cash of $434,000 and the Registrant's promissory note in the amount of $1,566,000. The cash outlay consisted of $300,100 paid at closing and $133,900 for payment of estimated acquisition related transaction costs. The acquisition has been accounted for under the purchase method. Pursuant to the terms of the purchase agreement, the purchase price was preliminarily allocated on January 9, 2004 to the assets acquired as follows: equipment - $1,600,000 and intangible assets - $400,000.

     Estimated costs of $300,000, the majority of which will be capitalized, will be incurred to transfer and install the equipment purchased in the Company's manufacturing facility in Toronto, Canada. The Company expects to realize cost savings associated with the manufacture of the KC Product Line products due to manufacturing efficiencies and lower labor and overhead rates.

2. Explanation of Pro Forma Adjustments

     (1) To record the wound care assets acquired at a purchase price of $2,000,000 consisting of cash of $434,000 and a $1,566,000 promissory note, without interest, due December 31, 2004. The promissory note is secured by an irrevocable standby letter of credit issued by Merrill Lynch Bank USA. The adjustment also records the assets acquired, consisting of manufacturing equipment of $1,600,000 and intangible assets of $400,000, at their estimated fair market value.

     (2) To adjust for amortization of the intangible assets associated with the acquisition over 5 years. Approximately $300,000 of the intangible balance is product related and charged to cost of sales and $100,000 is general in nature (customer lists, intellectual property and non-compete) and charged to operating expense.